UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2012

STATER BROS. HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13222	33-0350671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 S. Tippecanoe Avenue San Bernardino, California		92408
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 733-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On March 19, 2012, Stater Bros. Holdings Inc. (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm. The decision to dismiss E&Y was approved by the Company’s Audit Committee.

E&Y’s reports on the Company’s consolidated financial statements for the years ended September 26, 2010 and September 25, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through March 19, 2012, the Company did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also, during the Company’s two most recent fiscal years and the subsequent interim period through March 19, 2012, there have been no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of E&Y’s letter to the Securities and Exchange Commission is attached to this current report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On March 19, 2012, the Company’s Audit Committee approved Deloitte & Touche LLP (“D&T”) as the Company’s independent registered accounting firm for the year ending September 30, 2012, effective immediately.

During the Company’s two most recent fiscal years and the subsequent interim period through March 19, 2012, the Company did not consult with D&T regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

The following material is being furnished as an exhibit to this current report on Form 8-K.

(d) Exhibits.

Exhibit	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stater Bros. Holdings Inc.

Date: March 22, 2012	By:	/s/ Phillip J. Smith
		Name:	Phillip J. Smith
		Title:	Executive Vice President,
Chief Financial Officer and
(Principal Financial Officer)
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 21, 2012.